Tier

# Tier Technologies
# Fourth Quarter and Year-End FY2010 Results
# Earnings Call Charts

November 23, 2010

# Legal Notice

**Forward Looking Statements**

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, transaction growth, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which effect our financial results in all our markets, which we refer to as "verticals", particularly our federal, state and local income tax and property tax verticals; the effectiveness and performance of our systems, payment processing platforms and operational infrastructure; failure to achieve anticipated gross margin levels due to unanticipated costs incurred in transaction-based projects; increasing competition; our ability to realize revenues from our business development activities; changes in laws and government regulatory compliance requirements; ability to attract and retain qualified personnel; and other risks and uncertainties described and referred to under the "Risk Factors" section of our year-end report on Form 10-K for the period ended September 30, 2010, filed with SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

# Definitions of Non-GAAP Terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue - revenue from Continuing Operations less revenue from our Wind-down operations, discount fees, processing and interchange costs
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization attributable to our EPS business and stock-based compensation in both equity and cash

# Computation of EPS Net Revenue

| | Q4 FY 2010 | Q4 FY2009 | $ Change | % Change |
|---|---|---|---|---|
| Revenue | $27,335 | $25,685 | $1,650 | 6.4% |
| Less Wind-down Revenue | 733 | 902 | 169 | 18.7 |
| EPS Gross Revenue | $26,602 | $24,783 | $1,819 | 7.3 |
| Less EPS Discount Fees | 20,715 | 18,590 | 2,125 | 11.4 |
| **EPS Net Revenue** | **$5,887** | **$6,193** | **$(306)** | **(19.0)%** |

*Dollars in thousands*

Tier

# Components of Adjusted EBITDA from Continuing Operations

| | Continuing Operations | | | EPS | | | Wind-Down | | |
|---|---|---|---|---|---|---|---|---|---|
| | Q4 FY10 | Q4 FY09 | Change | Q4 FY10 | Q4 FY09 | Change | Q4 FY10 | Q4 FY09 | Change |
| Net (Loss) Income from Continuing Operations | $(4,198) | $(1,265) | $(2,933) | $(4,302) | $(1,257) | $(3,045) | $104 | $(8) | $112 |
| Adjustments: | | | | | | | | | |
| Depreciation/Amortization | 1,798 | 1,631 | 167 | 1,595 | 1,353 | 242 | 203 | 278 | (75) |
| Stock/Cash based Comp | 298 | 806 | (508) | 298 | 806 | (508) | 0 | 0 | 0 |
| Taxes | 18 | 37 | (19) | 18 | 37 | (19) | 0 | 0 | 0 |
| Less: | | | | | | | | | |
| Interest Income, net | 22 | 115 | (93) | 22 | 115 | (93) | 0 | 0 | 0 |
| **Adjusted EBITDA** | **$(2,106)[1]** | **$1,094** | **$(3,200)** | **$(2,413)** | **$824** | **$(3,237)** | **$307** | **$270** | **$37** |

[1] *For the quarter ended September 30, 2010, this amount includes $0.7 million of severance accrual, governance expenses, and other expenses that we believe are one-time expenses. Dollars in thousands.*

Tier

# Components of Adjusted EBITDA from Continuing Operations

| | Continuing Operations | | | EPS | | | Wind-Down | | |
|---|---|---|---|---|---|---|---|---|---|
| | FY10 | FY09 | Change | FY10 | FY09 | Change | FY10 | FY09 | Change |
| Net (Loss) Income from Continuing Operations | $(5,948) | $(5,471) | $(477) | $(6,207) | $(5,609) | $(598) | $259 | $138 | $121 |
| Adjustments: | | | | | | | | | |
| Depreciation/Amortization | 6,711 | 6,642 | 69 | 5,625 | 4,812 | 813 | 1,086 | 1,830 | (744) |
| Stock/Cash based Comp | 1,013 | 2,515 | (1,502) | 1,013 | 2,521 | (1,508) | 0 | (6) | 6 |
| Taxes | 30 | 40 | (10) | 30 | 40 | (10) | 0 | 0 | 0 |
| Less: | | | | | | | | | |
| Interest Income, net | 451 | 723 | (272) | 451 | 723 | (272) | 0 | 0 | 0 |
| **Adjusted EBITDA** | **$1,355[1]** | **$3,003** | **$(1,648)** | **$10** | **$1,041** | **$(1,031)** | **$1,345** | **$1,962** | **$(617)** |

[1] *For the year ended September 30, 2010, this amount includes $3.6 million of severance accrual, governance expenses, and other expenses that we believe are one-time expenses. Dollars in thousands.*

Tier

# EPS Revenue and Transaction Trends


$140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
Revenue (thousands)
20,000
15,000
10,000
5,000
0
Transactions (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,286
14,871
18,715
21,000
40,669
56,452
78,578
99,433
117,072
123,233
127,223
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

*Tier Internal Data. FY 2009 transactions include ChoicePay.*

# Consolidated Statement of Operations

| | Year Ended Sep 30, 2010 | Year Ended Sep 30, 2009 | Year Ended Sep 30, 2008 |
|---|---|---|---|
| **Revenues** | **$130,224** | **$128,246** | **$122,571** |
| **Costs and Expenses:** | | | |
| Direct costs | 98,328 | 95,594 | 95,234 |
| General and administrative | 25,199 | 25,529 | 28,020 |
| Selling and marketing | 6,355 | 6,708 | 8,677 |
| Depreciation and amortization | 6,711 | 6,569 | 5,328 |
| **Total costs and expenses** | **136,593** | **134,400** | **137,259** |
| Loss from continuing operations before other income and income taxes | (6,369) | (6,154) | (14,688) |
| **Other Income:** | | | |
| Interest income, net | 414 | 754 | 2,731 |
| Gain (loss) on investment | 31 | (31) | — |
| Gain on sale of assets | 6 | — | — |
| **Total other income** | **451** | **723** | **2,731** |
| Loss from continuing operations before income taxes | (5,918) | (5,431) | (11,957) |
| Income tax provision | 30 | 40 | 87 |
| Loss from continuing operations | (5,948) | (5,471) | (12,044) |
| Loss from discontinued operations, net | (245) | (6,035) | (15,401) |
| **Net loss** | **($6,193)** | **($11,506)** | **($27,445)** |
| Loss per share—Basic and diluted: | | | |
| From continuing operations | ($0.33) | ($0.28) | ($0.61) |
| From discontinued operations | ($0.01) | ($0.31) | ($0.79) |
| **Loss per share—Basic and diluted** | **($0.34)** | **($0.59)** | **($1.40)** |
| Weighted average common shares used in computing: | | | |
| Basic and diluted loss per share | 18,153 | 19,438 | 19,616 |

*In thousands, except per share data.*

# Consolidated Balance Sheets

| | Sep 30, 2010 | Sep 30, 2009 |
|---|---|---|
| **ASSETS** | | |
| Current assets: | | |
| Cash and cash equivalents | $45,757 | $21,969 |
| Investments in marketable securities | 8,249 | 4,499 |
| Restricted investments | 1,311 | 1,361 |
| Accounts receivable, net | 4,883 | 4,790 |
| Settlements receivable, net | 8,356 | 10,592 |
| Prepaid expenses and other current assets | 1,407 | 2,239 |
| **Total current assets** | **69,963** | **45,450** |
| Property, equipment and software, net | 12,032 | 7,990 |
| Goodwill | 17,381 | 17,329 |
| Other intangible assets, net | 7,477 | 12,038 |
| Investments in marketable securities | — | 31,169 |
| Restricted investments | 6,000 | 6,000 |
| Other assets | 172 | 571 |
| **Total assets** | **$113,025** | **$120,547** |
| **LIABILITIES AND SHAREHOLDERS' EQUITY** | | |
| Current liabilities: | | |
| Accounts payable | $1,059 | $84 |
| Settlements payable | 10,716 | 13,911 |
| Accrued compensation liabilities | 4,261 | 3,213 |
| Accrued discount fees | 4,624 | 5,343 |
| Other accrued liabilities | 2,718 | 3,425 |
| Deferred income | 558 | 861 |
| **Total current liabilities** | **23,936** | **26,837** |
| Other liabilities: | | |
| Deferred rent | 1,257 | — |
| Other liabilities | 596 | 1,121 |
| **Total other liabilities** | **1,853** | **1,121** |
| **Total liabilities** | **$25,789** | **$27,958** |
| Commitments and contingencies | | |
| Shareholders' equity: | | |
| Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding | — | — |
| Common stock, $0.01 par value, and paid-in capital; shares authorized: 44,260; shares issued: 20,706 and 20,687; shares outstanding: 18,170 and 18,238 | 193,620 | 192,030 |
| Treasury stock—at cost, 2,536 and 2,449 shares | (21,020) | (20,271) |
| Accumulated other comprehensive loss | (1) | — |
| Accumulated deficit | (85,363) | (79,170) |
| **Total shareholders' equity** | **87,236** | **92,589** |
| **Total liabilities and shareholders' equity** | **$113,025** | **$120,547** |

*In thousands, except per share data.*

Tier

# The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

**Personal Consumption Expenditures[1]**
**$9.9 Trillion**

| **Bill Payment[2]** | **Retail Purchases** |
|---|---|
| $4.47 Trillion | $5.43 Trillion |
| (45.2% of total) | (54.8% of total) |
| (68% Cash and Check) | (48% Cash and Check) |

[1] *Bureau of Economic Analysis, April, 2009.* [2] *Visa, Inc. and U.S. Census Bureau*

# Consumers Prefer the Biller Direct Model



U.S. Consumer Bill Payment Mix (%)
0%
4%
10%
14%
15%
23%
34%
1%
3%
10%
15%
14%
24%
33%
1%
3%
10%
15%
14%
25%
32%
1%
3%
10%
15%
13%
26%
31%
2010
2011e
2012e
2013e
Mobile (biller+bank)
Phone
Direct Debit
Bank Site (inc. recurring)
In-Person
Biller Site (incl. recurring)/Biller Direct
Mail

Source: AITE 2010; columns may not add to 100% due to rounding.

# Vertical Market Focus



Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Apartment Rental Payments
Higher Education Tuition and Fee Payments
EPS Core Payment Services
Utility Payments
K-12 Meal and Fee Payments
Motor Vehicle Registration and Payments
State & Local Courts and Citations

| Vertical | Revenue Contribution 12 months Ended 9/30/07 | 9/30/10 | CAGR** |
|---|---|---|---|
| Federal | 35.2% | 20.5% | (9.3)% |
| State and Local | 9.3 | 8.5 | 5.4 |
| Property Tax | 31.9 | 27.3 | 3.1 |
| Utility | 5.2 | 15.3 | 55.6 |
| Education | 4.8 | 13.6 | 53.4 |
| Other | 13.5 | 14.9 | 12.1 |
| **Total** | **100.0%** | **100.0%** | **8.6%** |

**CAGR 10/01/07 – 09/30/10

# Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 4,600 municipalities in all 50 states
  - 450+ utility clients
  - 450+ court clients
- 350+ colleges and universities



Higher Education
Utility Clients
States
Local clients in all 50 states + DC

# New Official Payments Website: Build Direct Relationships

- Year-End FY 2010 vs. Year End FY 2009:
  - My Account registrations +50% to 2.1 million
  - Opt-in registrations +57% to 1 million
  - Page views: + 83%
  - Unique visits: + 78%


OFFICIAL PAYMENTS
Make A Payment, Make It Official.
My Account
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS
Making Utility Payments Just Got Easier!
Learn More

Tier